UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2015 (June 1, 2015)

COSTAR GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-24531	52-2091509
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1331 L Street, NW, Washington, DC	20005
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (202) 346-6500

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

CoStar Group, Inc. (the “Company” or “CoStar Group”) entered into Amendment No. 1 dated June 1, 2015 (the “Amendment”) to the Credit Agreement (the “Credit Agreement”) dated as of April 1, 2014, by and among CoStar Group, as Borrower, CoStar Realty Information, Inc. (“CoStar”), as Co-Borrower, the Lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent to modify the definition of “Continuing Directors” in Section 1.01 of the Credit Agreement. The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the Amendment, which is attached hereto as Exhibit 10.1.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The following items, which are more fully described in our proxy statement dated April 20, 2015, were submitted to a vote of the stockholders of CoStar Group at the Company’s 2015 Annual Meeting held on June 3, 2015. The final voting results are as follows:

(1)
The following nominees were elected to our Board to serve until the next annual meeting of the Company’s stockholders or until his successor is elected and qualified: Michael R. Klein, Andrew C. Florance, Michael J. Glosserman, Warren H. Haber, John W. Hill, Christopher J. Nassetta and David J. Steinberg.

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Michael R. Klein	28,913,469	713,998	20,732	1,099,526
Andrew C. Florance	29,407,862	219,599	20,738	1,099,526
Michael J. Glosserman	29,408,173	217,395	22,631	1,099,526
Warren H. Haber	29,055,322	582,436	10,441	1,099,526
John W. Hill	29,476,485	149,526	22,188	1,099,526
Christopher J. Nassetta	29,134,808	491,095	22,296	1,099,526
David J. Steinberg	29,540,450	85,453	22,296	1,099,526

(2)	The amendment and restatement of the Company’s Employee Stock Purchase Plan to increase the number of shares authorized for issuance thereunder:

Votes For	29,574,798
Votes Against	49,434
Abstentions	23,967
Broker Non-Votes	1,099,526

(3)	The appointment of Ernst & Young, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015 was ratified upon the following vote:

Votes For	30,505,929
Votes Against	217,833
Abstentions	23,963

(4)	The advisory resolution on executive compensation was approved upon the following vote:

Votes For	28,781,019
Votes Against	775,303
Abstentions	91,877
Broker Non-Votes	1,099,526

Item 8.01. Other Events.

On June 1, 2015, CoStar, a wholly owned subsidiary of CoStar Group completed its acquisition of Network Communications, Inc. (“NCI”), including its Apartment Finder business, pursuant to an Agreement and Plan of Merger dated April 27, 2015, (the “Merger Agreement”), among CoStar, Orange, LLC, a wholly owned subsidiary of CoStar (“Merger Sub”), NCI, and Shareholder Representative Services LLC. Pursuant to the Merger Agreement, Merger Sub merged with and into NCI (the “Merger”), with NCI continuing as the surviving corporation in the Merger and becoming a wholly-owned subsidiary of CoStar.

The foregoing description of the Merger Agreement and the related Merger is not complete and is qualified in its entirety by reference to the Merger Agreement, which was attached as Exhibit 2.1 to our Current Report on Form 8-K filed with the Securities and Exchange Commission on April 29, 2015, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.     Description

2.1        Agreement and Plan of Merger, dated as of April 27, 2015, by and among CoStar Realty Information, Inc.,
Orange, LLC, Network Communications, Inc., and Shareholder Representative Services LLC (the schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K; a copy of any omitted schedule will be furnished supplementally to the Securities and Exchange Commission upon request) (Incorporated by reference to Exhibit 2.1 to CoStar’s Current Report on Form 8-K, filed on April 29, 2015).

10.1        Amendment No. 1, dated June 1, 2015, to the Credit Agreement, dated as of April 1, 2014, by and among CoStar
Group, Inc., as Borrower, CoStar Realty Information, Inc., as Co-Borrower, the Lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COSTAR GROUP, INC.

By:
Date: June 5, 2015	/s/ Brian J. Radecki

Name: Brian J. Radecki
Title: Chief Financial Officer

Exhibit No.     Description

2.1        Agreement and Plan of Merger, dated as of April 27, 2015, by and among CoStar Realty Information, Inc.,
Orange, LLC, Network Communications, Inc., and Shareholder Representative Services LLC (the schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K; a copy of any omitted schedule will be furnished supplementally to the Securities and Exchange Commission upon request) (Incorporated by reference to Exhibit 2.1 to CoStar’s Current Report on Form 8-K, filed on April 29, 2015).
10.1        Amendment No. 1, dated June 1, 2015, to the Credit Agreement, dated as of April 1, 2014, by and among CoStar
Group, Inc., as Borrower, CoStar Realty Information, Inc., as Co-Borrower, the Lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent.